                   METROPOLITAN TOWER LIFE INSURANCE COMPANY

                               POWER OF ATTORNEY

                                 Marlene Debel
            President, Presiding Officer of the Board and Director

KNOW ALL MEN BY THESE PRESENTS, that I, Marlene Debel, President, Presiding Officer of the Board and Director of Metropolitan Tower Life Insurance Company, a Delaware company to be redomesticated to a Nebraska company on the close of business of April 27, 2018 ("Metropolitan Tower"), do hereby constitute and appoint Heather Harker, Piotr Urbanik and Lawrence Wolff, as my attorney-in-fact and agent, each of whom may act individually and none of whom is required to act jointly with any of the others, to sign and file on my behalf and to execute and file any instrument or document required to be filed as part of or in connection with or in any way related to, the registration statements to be filed on Form N-4, N-6 or S-6, as the case may be (the "New Registration Statements"), by Metropolitan Tower under the Securities Act of 1933 and the Investment Company Act of 1940 (as applicable), and any of all amendments thereto, which New Registration Statements are being filed in connection with the merger of General American Life Insurance Company ("GENAM") into Metropolitan Tower, with Metropolitan Tower being the survivor of said merger, and which New Registration Statements will relate to and replace as successor registration statements the following existing registration statements:

    .  General American Separate Account Two
       File No. 002-39272 Individual Variable Annuity,

    .  General American Separate Account Eleven
       File No. 033-10146 Flexible Premium VUL 95,
       File No. 033-48550 Variable General Select Plus and Russell Select VUL, File No. 033-84104 Flexible Premium VUL100,
       File No. 333-53477 Flexible Premium VUL 98/00,
       File No. 333-53673 Joint and Last Survivor VUL 98,
       File No. 333-64216 Executive Benefit,
       File No. 333-73672 American Vision Series VUL 2002,
       File No. 333-83625 Destiny,

    .  General American Separate Account Twenty-Eight
       File No. 033-54772 Variable Annuity,

    .  General American Separate Account Twenty-Nine
       File No. 033-54774 Variable Annuity,

and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof.

AND FURTHERMORE,

I, Marlene Debel, do hereby constitute and appoint Heather Harker, Piotr Urbanik and Lawrence Wolff, as my attorney-in-fact and agent, each of whom may act individually and none of whom is required to act jointly with any of the others, to sign and file on my behalf and to execute and file any instrument or document required to be filed as part of or in connection with or in any way related to, the post-effective amendments to existing registration statements to be filed on Form N-4, N-6 or S-6, as the case may be (the "Amendments"), by Metropolitan Tower as "Guarantor," with such Amendments being filed by Metropolitan Life Insurance Company ("MLIC") or a prior affiliate of Metropolitan Tower and MLIC, Brighthouse Life Insurance Company of NY ("BLNY"), under the Securities Act of 1933 and the Investment Company Act of 1940 (as applicable), and any of all amendments thereto, and which Amendments are being filed in connection with the merger of General American Life Insurance Company ("GENAM") into Metropolitan Tower, with Metropolitan Tower being the survivor of said merger, and which Amendments will reflect the succession of Metropolitan Tower to GENAM as the guarantor of certain insurance contracts registered on the following existing registration statements:

    .  BLNY Brighthouse Variable Annuity Account B
       File No. 033-74174 First COVA VA, Custom Select, Russell Select and Class VA,
         Class AA and Class B,

       File No. 333-96777 Class XC,
       File No. 333-96785 Class L and Class L - 4 Year,

    .  MLIC Paragon Separate Account A
       File No. 333-133674 AFIS,
       File No. 333-133699 Group America Plus,

    .  MLIC Paragon Separate Account B
       File No. 333-133671 Deutsche (DWS) C, Multi Manager C, Met Flex GVUL C, Morgan
         Stanley product, Putnam product, MFS product and Multi Manager III
       (Aon),
       File No. 333-133675 Deutsche (DWS) D, Multi Manager D, Met Flex GVUL D and Multi Manager II,

    .  MLIC Paragon Separate Account C
       File No. 333-133673 Fidelity C,
       File No. 333-133678 Fidelity D,

    .  MLIC Paragon Separate Account D
       File No. 333-133672 Individual Variable Life,
       File No. 333-133698 Joint and Last Survivor Variable Life,

and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 26/th/ day of April, 2018.

 /s/ Marlene Debel
-----------------------------------
  Marlene Debel

                   METROPOLITAN TOWER LIFE INSURANCE COMPANY

                               POWER OF ATTORNEY

                              Michael D. Borowski
                                   Director

KNOW ALL MEN BY THESE PRESENTS, that I, Michael D. Borowski, Director of Metropolitan Tower Life Insurance Company, a Delaware company to be redomesticated to a Nebraska company on the close of business of April 27, 2018 ("Metropolitan Tower"), do hereby constitute and appoint Heather Harker, Piotr Urbanik and Lawrence Wolff, as my attorney-in-fact and agent, each of whom may act individually and none of whom is required to act jointly with any of the others, to sign and file on my behalf and to execute and file any instrument or document required to be filed as part of or in connection with or in any way related to, the registration statements to be filed on Form N-4, N-6 or S-6, as the case may be (the "New Registration Statements"), by Metropolitan Tower under the Securities Act of 1933 and the Investment Company Act of 1940 (as applicable), and any of all amendments thereto, which New Registration Statements are being filed in connection with the merger of General American Life Insurance Company ("GENAM") into Metropolitan Tower, with Metropolitan Tower being the survivor of said merger, and which New Registration Statements will relate to and replace as successor registration statements the following existing registration statements:

    .  General American Separate Account Two
       File No. 002-39272 Individual Variable Annuity,

    .  General American Separate Account Eleven
       File No. 033-10146 Flexible Premium VUL 95,
       File No. 033-48550 Variable General Select Plus and Russell Select VUL, File No. 033-84104 Flexible Premium VUL100,
       File No. 333-53477 Flexible Premium VUL 98/00,
       File No. 333-53673 Joint and Last Survivor VUL 98,
       File No. 333-64216 Executive Benefit,
       File No. 333-73672 American Vision Series VUL 2002,
       File No. 333-83625 Destiny,

    .  General American Separate Account Twenty-Eight
       File No. 033-54772 Variable Annuity,

    .  General American Separate Account Twenty-Nine
       File No. 033-54774 Variable Annuity,

and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof.

AND FURTHERMORE,

I, Michael D. Borowski, do hereby constitute and appoint Heather Harker, Piotr Urbanik and Lawrence Wolff, as my attorney-in-fact and agent, each of whom may act individually and none of whom is required to act jointly with any of the others, to sign and file on my behalf and to execute and file any instrument or document required to be filed as part of or in connection with or in any way related to, the post-effective amendments to existing registration statements to be filed on Form N-4, N-6 or S-6, as the case may be (the "Amendments"), by Metropolitan Tower as "Guarantor," with such Amendments being filed by Metropolitan Life Insurance Company ("MLIC") or a prior affiliate of Metropolitan Tower and MLIC, Brighthouse Life Insurance Company of NY ("BLNY"), under the Securities Act of 1933 and the Investment Company Act of 1940 (as applicable), and any of all amendments thereto, and which Amendments are being filed in connection with the merger of General American Life Insurance Company ("GENAM") into Metropolitan Tower, with Metropolitan Tower being the survivor of said merger, and which Amendments will reflect the succession of Metropolitan Tower to GENAM as the guarantor of certain insurance contracts registered on the following existing registration statements:

    .  BLNY Brighthouse Variable Annuity Account B
       File No. 033-74174 First COVA VA, Custom Select, Russell Select and Class VA,
         Class AA and Class B,

       File No. 333-96777 Class XC,
       File No. 333-96785 Class L and Class L - 4 Year,

    .  MLIC Paragon Separate Account A
       File No. 333-133674 AFIS,
       File No. 333-133699 Group America Plus,

    .  MLIC Paragon Separate Account B
       File No. 333-133671 Deutsche (DWS) C, Multi Manager C, Met Flex GVUL C, Morgan
         Stanley product, Putnam product, MFS product and Multi Manager III
       (Aon),
       File No. 333-133675 Deutsche (DWS) D, Multi Manager D, Met Flex GVUL D and Multi Manager II,

    .  MLIC Paragon Separate Account C
       File No. 333-133673 Fidelity C,
       File No. 333-133678 Fidelity D,

    .  MLIC Paragon Separate Account D
       File No. 333-133672 Individual Variable Life,
       File No. 333-133698 Joint and Last Survivor Variable Life,

and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 19 day of April, 2018.

/s/ Michael D. Borowski
-----------------------------------
  Michael D. Borowski

                   METROPOLITAN TOWER LIFE INSURANCE COMPANY

                               POWER OF ATTORNEY

                                Frank Cassandra
                                   Director

KNOW ALL MEN BY THESE PRESENTS, that I, Frank Cassandra, Director of Metropolitan Tower Life Insurance Company, a Delaware company to be redomesticated to a Nebraska company on the close of business of April 27, 2018 ("Metropolitan Tower"), do hereby constitute and appoint Heather Harker, Piotr Urbanik and Lawrence Wolff, as my attorney-in-fact and agent, each of whom may act individually and none of whom is required to act jointly with any of the others, to sign and file on my behalf and to execute and file any instrument or document required to be filed as part of or in connection with or in any way related to, the registration statements to be filed on Form N-4, N-6 or S-6, as the case may be (the "New Registration Statements"), by Metropolitan Tower under the Securities Act of 1933 and the Investment Company Act of 1940 (as applicable), and any of all amendments thereto, which New Registration Statements are being filed in connection with the merger of General American Life Insurance Company ("GENAM") into Metropolitan Tower, with Metropolitan Tower being the survivor of said merger, and which New Registration Statements will relate to and replace as successor registration statements the following existing registration statements:

    .  General American Separate Account Two
       File No. 002-39272 Individual Variable Annuity,

    .  General American Separate Account Eleven
       File No. 033-10146 Flexible Premium VUL 95,
       File No. 033-48550 Variable General Select Plus and Russell Select VUL, File No. 033-84104 Flexible Premium VUL100,
       File No. 333-53477 Flexible Premium VUL 98/00,
       File No. 333-53673 Joint and Last Survivor VUL 98,
       File No. 333-64216 Executive Benefit,
       File No. 333-73672 American Vision Series VUL 2002,
       File No. 333-83625 Destiny,

    .  General American Separate Account Twenty-Eight
       File No. 033-54772 Variable Annuity,

    .  General American Separate Account Twenty-Nine
       File No. 033-54774 Variable Annuity,

and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof.

AND FURTHERMORE,

I, Frank Cassandra, do hereby constitute and appoint Heather Harker, Piotr Urbanik and Lawrence Wolff, as my attorney-in-fact and agent, each of whom may act individually and none of whom is required to act jointly with any of the others, to sign and file on my behalf and to execute and file any instrument or document required to be filed as part of or in connection with or in any way related to, the post-effective amendments to existing registration statements to be filed on Form N-4, N-6 or S-6, as the case may be (the "Amendments"), by Metropolitan Tower as "Guarantor," with such Amendments being filed by Metropolitan Life Insurance Company ("MLIC") or a prior affiliate of Metropolitan Tower and MLIC, Brighthouse Life Insurance Company of NY ("BLNY"), under the Securities Act of 1933 and the Investment Company Act of 1940 (as applicable), and any of all amendments thereto, and which Amendments are being filed in connection with the merger of General American Life Insurance Company ("GENAM") into Metropolitan Tower, with Metropolitan Tower being the survivor of said merger, and which Amendments will reflect the succession of Metropolitan Tower to GENAM as the guarantor of certain insurance contracts registered on the following existing registration statements:

    .  BLNY Brighthouse Variable Annuity Account B
       File No. 033-74174 First COVA VA, Custom Select, Russell Select and Class VA,
         Class AA and Class B,

       File No. 333-96777 Class XC,
       File No. 333-96785 Class L and Class L - 4 Year,

    .  MLIC Paragon Separate Account A
       File No. 333-133674 AFIS,
       File No. 333-133699 Group America Plus,

    .  MLIC Paragon Separate Account B
       File No. 333-133671 Deutsche (DWS) C, Multi Manager C, Met Flex GVUL C, Morgan
         Stanley product, Putnam product, MFS product and Multi Manager III
       (Aon),
       File No. 333-133675 Deutsche (DWS) D, Multi Manager D, Met Flex GVUL D and Multi Manager II,

    .  MLIC Paragon Separate Account C
       File No. 333-133673 Fidelity C,
       File No. 333-133678 Fidelity D,

    .  MLIC Paragon Separate Account D
       File No. 333-133672 Individual Variable Life,
       File No. 333-133698 Joint and Last Survivor Variable Life,

and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 18/th/ day of April, 2018.

 /s/ Frank Cassandra
-----------------------------------
  Frank Cassandra

                   METROPOLITAN TOWER LIFE INSURANCE COMPANY

                               POWER OF ATTORNEY

                                 Andrew Kaniuk
                      Senior Vice President and Director

KNOW ALL MEN BY THESE PRESENTS, that I, Andrew Kaniuk, Senior Vice President and Director of Metropolitan Tower Life Insurance Company, a Delaware company to be redomesticated to a Nebraska company on the close of business of April 27, 2018 ("Metropolitan Tower"), do hereby constitute and appoint Heather Harker, Piotr Urbanik and Lawrence Wolff, as my attorney-in-fact and agent, each of whom may act individually and none of whom is required to act jointly with any of the others, to sign and file on my behalf and to execute and file any instrument or document required to be filed as part of or in connection with or in any way related to, the registration statements to be filed on Form N-4, N-6 or S-6, as the case may be (the "New Registration Statements"), by Metropolitan Tower under the Securities Act of 1933 and the Investment Company Act of 1940 (as applicable), and any of all amendments thereto, which New Registration Statements are being filed in connection with the merger of General American Life Insurance Company ("GENAM") into Metropolitan Tower, with Metropolitan Tower being the survivor of said merger, and which New Registration Statements will relate to and replace as successor registration statements the following existing registration statements:

    .  General American Separate Account Two
       File No. 002-39272 Individual Variable Annuity,

    .  General American Separate Account Eleven
       File No. 033-10146 Flexible Premium VUL 95,
       File No. 033-48550 Variable General Select Plus and Russell Select VUL, File No. 033-84104 Flexible Premium VUL100,
       File No. 333-53477 Flexible Premium VUL 98/00,
       File No. 333-53673 Joint and Last Survivor VUL 98,
       File No. 333-64216 Executive Benefit,
       File No. 333-73672 American Vision Series VUL 2002,
       File No. 333-83625 Destiny,

    .  General American Separate Account Twenty-Eight
       File No. 033-54772 Variable Annuity,

    .  General American Separate Account Twenty-Nine
       File No. 033-54774 Variable Annuity,

and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof.

AND FURTHERMORE,

I, Andrew Kaniuk, do hereby constitute and appoint Heather Harker, Piotr Urbanik and Lawrence Wolff, as my attorney-in-fact and agent, each of whom may act individually and none of whom is required to act jointly with any of the others, to sign and file on my behalf and to execute and file any instrument or document required to be filed as part of or in connection with or in any way related to, the post-effective amendments to existing registration statements to be filed on Form N-4, N-6 or S-6, as the case may be (the "Amendments"), by Metropolitan Tower as "Guarantor," with such Amendments being filed by Metropolitan Life Insurance Company ("MLIC") or a prior affiliate of Metropolitan Tower and MLIC, Brighthouse Life Insurance Company of NY ("BLNY"), under the Securities Act of 1933 and the Investment Company Act of 1940 (as applicable), and any of all amendments thereto, and which Amendments are being filed in connection with the merger of General American Life Insurance Company ("GENAM") into Metropolitan Tower, with Metropolitan Tower being the survivor of said merger, and which Amendments will reflect the succession of Metropolitan Tower to GENAM as the guarantor of certain insurance contracts registered on the following existing registration statements:

    .  BLNY Brighthouse Variable Annuity Account B
       File No. 033-74174 First COVA VA, Custom Select, Russell Select and Class VA,
         Class AA and Class B,

       File No. 333-96777 Class XC,
       File No. 333-96785 Class L and Class L - 4 Year,

    .  MLIC Paragon Separate Account A
       File No. 333-133674 AFIS,
       File No. 333-133699 Group America Plus,

    .  MLIC Paragon Separate Account B
       File No. 333-133671 Deutsche (DWS) C, Multi Manager C, Met Flex GVUL C, Morgan
         Stanley product, Putnam product, MFS product and Multi Manager III
       (Aon),
       File No. 333-133675 Deutsche (DWS) D, Multi Manager D, Met Flex GVUL D and Multi Manager II,

    .  MLIC Paragon Separate Account C
       File No. 333-133673 Fidelity C,
       File No. 333-133678 Fidelity D,

    .  MLIC Paragon Separate Account D
       File No. 333-133672 Individual Variable Life,
       File No. 333-133698 Joint and Last Survivor Variable Life,

and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 18 day of April, 2018.

 /s/ Andrew Kaniuk
-----------------------------------
  Andrew Kaniuk

                   METROPOLITAN TOWER LIFE INSURANCE COMPANY

                               POWER OF ATTORNEY

                               John D. McCallion
               Executive Vice President, Treasurer and Director

KNOW ALL MEN BY THESE PRESENTS, that I, John D. McCallion, Executive Vice President, Treasurer and Director of Metropolitan Tower Life Insurance Company, a Delaware company to be redomesticated to a Nebraska company on the close of business of April 27, 2018 ("Metropolitan Tower"), do hereby constitute and appoint Heather Harker, Piotr Urbanik and Lawrence Wolff, as my attorney-in-fact and agent, each of whom may act individually and none of whom is required to act jointly with any of the others, to sign and file on my behalf and to execute and file any instrument or document required to be filed as part of or in connection with or in any way related to, the registration statements to be filed on Form N-4, N-6 or S-6, as the case may be (the "New Registration Statements"), by Metropolitan Tower under the Securities Act of 1933 and the Investment Company Act of 1940 (as applicable), and any of all amendments thereto, which New Registration Statements are being filed in connection with the merger of General American Life Insurance Company ("GENAM") into Metropolitan Tower, with Metropolitan Tower being the survivor of said merger, and which New Registration Statements will relate to and replace as successor registration statements the following existing registration statements:

    .  General American Separate Account Two
       File No. 002-39272 Individual Variable Annuity,

    .  General American Separate Account Eleven
       File No. 033-10146 Flexible Premium VUL 95,
       File No. 033-48550 Variable General Select Plus and Russell Select VUL, File No. 033-84104 Flexible Premium VUL100,
       File No. 333-53477 Flexible Premium VUL 98/00,
       File No. 333-53673 Joint and Last Survivor VUL 98,
       File No. 333-64216 Executive Benefit,
       File No. 333-73672 American Vision Series VUL 2002,
       File No. 333-83625 Destiny,

    .  General American Separate Account Twenty-Eight
       File No. 033-54772 Variable Annuity,

    .  General American Separate Account Twenty-Nine
       File No. 033-54774 Variable Annuity,

and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof.

AND FURTHERMORE,

I, John D. McCallion, do hereby constitute and appoint Heather Harker, Piotr Urbanik and Lawrence Wolff, as my attorney-in-fact and agent, each of whom may act individually and none of whom is required to act jointly with any of the others, to sign and file on my behalf and to execute and file any instrument or document required to be filed as part of or in connection with or in any way related to, the post-effective amendments to existing registration statements to be filed on Form N-4, N-6 or S-6, as the case may be (the "Amendments"), by Metropolitan Tower as "Guarantor," with such Amendments being filed by Metropolitan Life Insurance Company ("MLIC") or a prior affiliate of Metropolitan Tower and MLIC, Brighthouse Life Insurance Company of NY ("BLNY"), under the Securities Act of 1933 and the Investment Company Act of 1940 (as applicable), and any of all amendments thereto, and which Amendments are being filed in connection with the merger of General American Life Insurance Company ("GENAM") into Metropolitan Tower, with Metropolitan Tower being the survivor of said merger, and which Amendments will reflect the succession of Metropolitan Tower to GENAM as the guarantor of certain insurance contracts registered on the following existing registration statements:

    .  BLNY Brighthouse Variable Annuity Account B
       File No. 033-74174 First COVA VA, Custom Select, Russell Select and Class VA,
         Class AA and Class B,

       File No. 333-96777 Class XC,
       File No. 333-96785 Class L and Class L - 4 Year,

    .  MLIC Paragon Separate Account A
       File No. 333-133674 AFIS,
       File No. 333-133699 Group America Plus,

    .  MLIC Paragon Separate Account B
       File No. 333-133671 Deutsche (DWS) C, Multi Manager C, Met Flex GVUL C, Morgan
         Stanley product, Putnam product, MFS product and Multi Manager III
       (Aon),
       File No. 333-133675 Deutsche (DWS) D, Multi Manager D, Met Flex GVUL D and Multi Manager II,

    .  MLIC Paragon Separate Account C
       File No. 333-133673 Fidelity C,
       File No. 333-133678 Fidelity D,

    .  MLIC Paragon Separate Account D
       File No. 333-133672 Individual Variable Life,
       File No. 333-133698 Joint and Last Survivor Variable Life,

and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 20/th/ day of April, 2018.

 /s/ John D. McCallion
-----------------------------------
  John D. McCallion

                   METROPOLITAN TOWER LIFE INSURANCE COMPANY

                               POWER OF ATTORNEY

                               Richard J. Leist
                                   Director

KNOW ALL MEN BY THESE PRESENTS, that I, Richard J. Leist, Director of Metropolitan Tower Life Insurance Company, a Delaware company to be redomesticated to a Nebraska company on the close of business of April 27, 2018 ("Metropolitan Tower"), do hereby constitute and appoint Heather Harker, Piotr Urbanik and Lawrence Wolff, as my attorney-in-fact and agent, each of whom may act individually and none of whom is required to act jointly with any of the others, to sign and file on my behalf and to execute and file any instrument or document required to be filed as part of or in connection with or in any way related to, the registration statements to be filed on Form N-4, N-6 or S-6, as the case may be (the "New Registration Statements"), by Metropolitan Tower under the Securities Act of 1933 and the Investment Company Act of 1940 (as applicable), and any of all amendments thereto, which New Registration Statements are being filed in connection with the merger of General American Life Insurance Company ("GENAM") into Metropolitan Tower, with Metropolitan Tower being the survivor of said merger, and which New Registration Statements will relate to and replace as successor registration statements the following existing registration statements:

    .  General American Separate Account Two
       File No. 002-39272 Individual Variable Annuity,

    .  General American Separate Account Eleven
       File No. 033-10146 Flexible Premium VUL 95,
       File No. 033-48550 Variable General Select Plus and Russell Select VUL, File No. 033-84104 Flexible Premium VUL100,
       File No. 333-53477 Flexible Premium VUL 98/00,
       File No. 333-53673 Joint and Last Survivor VUL 98,
       File No. 333-64216 Executive Benefit,
       File No. 333-73672 American Vision Series VUL 2002,
       File No. 333-83625 Destiny,

    .  General American Separate Account Twenty-Eight
       File No. 033-54772 Variable Annuity,

    .  General American Separate Account Twenty-Nine
       File No. 033-54774 Variable Annuity,

and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof.

AND FURTHERMORE,

I, Richard J. Leist, do hereby constitute and appoint Heather Harker, Piotr Urbanik and Lawrence Wolff, as my attorney-in-fact and agent, each of whom may act individually and none of whom is required to act jointly with any of the others, to sign and file on my behalf and to execute and file any instrument or document required to be filed as part of or in connection with or in any way related to, the post-effective amendments to existing registration statements to be filed on Form N-4, N-6 or S-6, as the case may be (the "Amendments"), by Metropolitan Tower as "Guarantor," with such Amendments being filed by Metropolitan Life Insurance Company ("MLIC") or a prior affiliate of Metropolitan Tower and MLIC, Brighthouse Life Insurance Company of NY ("BLNY"), under the Securities Act of 1933 and the Investment Company Act of 1940 (as applicable), and any of all amendments thereto, and which Amendments are being filed in connection with the merger of General American Life Insurance Company ("GENAM") into Metropolitan Tower, with Metropolitan Tower being the survivor of said merger, and which Amendments will reflect the succession of Metropolitan Tower to GENAM as the guarantor of certain insurance contracts registered on the following existing registration statements:

    .  BLNY Brighthouse Variable Annuity Account B
       File No. 033-74174 First COVA VA, Custom Select, Russell Select and Class VA,
         Class AA and Class B,

       File No. 333-96777 Class XC,
       File No. 333-96785 Class L and Class L - 4 Year,

    .  MLIC Paragon Separate Account A
       File No. 333-133674 AFIS,
       File No. 333-133699 Group America Plus,

    .  MLIC Paragon Separate Account B
       File No. 333-133671 Deutsche (DWS) C, Multi Manager C, Met Flex GVUL C, Morgan
         Stanley product, Putnam product, MFS product and Multi Manager III
       (Aon),
       File No. 333-133675 Deutsche (DWS) D, Multi Manager D, Met Flex GVUL D and Multi Manager II,

    .  MLIC Paragon Separate Account C
       File No. 333-133673 Fidelity C,
       File No. 333-133678 Fidelity D,

    .  MLIC Paragon Separate Account D
       File No. 333-133672 Individual Variable Life,
       File No. 333-133698 Joint and Last Survivor Variable Life,

and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 20/th/ day of April, 2018.

 /s/ Richard J. Leist
-----------------------------------
  Richard J. Leist

                   METROPOLITAN TOWER LIFE INSURANCE COMPANY

                               POWER OF ATTORNEY

                                Alessandro Papa
                      Senior Vice President and Director

KNOW ALL MEN BY THESE PRESENTS, that I, Alessandro Papa, Senior Vice President and Director of Metropolitan Tower Life Insurance Company, a Delaware company to be redomesticated to a Nebraska company on the close of business of April 27, 2018 ("Metropolitan Tower"), do hereby constitute and appoint Heather Harker, Piotr Urbanik and Lawrence Wolff, as my attorney-in-fact and agent, each of whom may act individually and none of whom is required to act jointly with any of the others, to sign and file on my behalf and to execute and file any instrument or document required to be filed as part of or in connection with or in any way related to, the registration statements to be filed on Form N-4, N-6 or S-6, as the case may be (the "New Registration Statements"), by Metropolitan Tower under the Securities Act of 1933 and the Investment Company Act of 1940 (as applicable), and any of all amendments thereto, which New Registration Statements are being filed in connection with the merger of General American Life Insurance Company ("GENAM") into Metropolitan Tower, with Metropolitan Tower being the survivor of said merger, and which New Registration Statements will relate to and replace as successor registration statements the following existing registration statements:

    .  General American Separate Account Two
       File No. 002-39272 Individual Variable Annuity,

    .  General American Separate Account Eleven
       File No. 033-10146 Flexible Premium VUL 95,
       File No. 033-48550 Variable General Select Plus and Russell Select VUL, File No. 033-84104 Flexible Premium VUL100,
       File No. 333-53477 Flexible Premium VUL 98/00,
       File No. 333-53673 Joint and Last Survivor VUL 98,
       File No. 333-64216 Executive Benefit,
       File No. 333-73672 American Vision Series VUL 2002,
       File No. 333-83625 Destiny,

    .  General American Separate Account Twenty-Eight
       File No. 033-54772 Variable Annuity,

    .  General American Separate Account Twenty-Nine
       File No. 033-54774 Variable Annuity,

and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof.

AND FURTHERMORE,

I, Alessandro Papa, do hereby constitute and appoint Heather Harker, Piotr Urbanik and Lawrence Wolff, as my attorney-in-fact and agent, each of whom may act individually and none of whom is required to act jointly with any of the others, to sign and file on my behalf and to execute and file any instrument or document required to be filed as part of or in connection with or in any way related to, the post-effective amendments to existing registration statements to be filed on Form N-4, N-6 or S-6, as the case may be (the "Amendments"), by Metropolitan Tower as "Guarantor," with such Amendments being filed by Metropolitan Life Insurance Company ("MLIC") or a prior affiliate of Metropolitan Tower and MLIC, Brighthouse Life Insurance Company of NY ("BLNY"), under the Securities Act of 1933 and the Investment Company Act of 1940 (as applicable), and any of all amendments thereto, and which Amendments are being filed in connection with the merger of General American Life Insurance Company ("GENAM") into Metropolitan Tower, with Metropolitan Tower being the survivor of said merger, and which Amendments will reflect the succession of Metropolitan Tower to GENAM as the guarantor of certain insurance contracts registered on the following existing registration statements:

    .  BLNY Brighthouse Variable Annuity Account B
       File No. 033-74174 First COVA VA, Custom Select, Russell Select and Class VA,
         Class AA and Class B,

       File No. 333-96777 Class XC,
       File No. 333-96785 Class L and Class L - 4 Year,

    .  MLIC Paragon Separate Account A
       File No. 333-133674 AFIS,
       File No. 333-133699 Group America Plus,

    .  MLIC Paragon Separate Account B
       File No. 333-133671 Deutsche (DWS) C, Multi Manager C, Met Flex GVUL C, Morgan
         Stanley product, Putnam product, MFS product and Multi Manager III
       (Aon),
       File No. 333-133675 Deutsche (DWS) D, Multi Manager D, Met Flex GVUL D and Multi Manager II,

    .  MLIC Paragon Separate Account C
       File No. 333-133673 Fidelity C,
       File No. 333-133678 Fidelity D,

    .  MLIC Paragon Separate Account D
       File No. 333-133672 Individual Variable Life,
       File No. 333-133698 Joint and Last Survivor Variable Life,

and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 23 day of April, 2018.

 /s/ Alessandro Papa
-----------------------------------
  Alessandro Papa

                   METROPOLITAN TOWER LIFE INSURANCE COMPANY

                               POWER OF ATTORNEY

                                Michael Zarcone
                     Executive Vice President and Director

KNOW ALL MEN BY THESE PRESENTS, that I, Michael Zarcone, Executive Vice President, and Director of Metropolitan Tower Life Insurance Company, a Delaware company to be redomesticated to a Nebraska company on the close of business of April 27, 2018 ("Metropolitan Tower"), do hereby constitute and appoint Heather Harker, Piotr Urbanik and Lawrence Wolff, as my attorney-in-fact and agent, each of whom may act individually and none of whom is required to act jointly with any of the others, to sign and file on my behalf and to execute and file any instrument or document required to be filed as part of or in connection with or in any way related to, the registration statements to be filed on Form N-4, N-6 or S-6, as the case may be (the "New Registration Statements"), by Metropolitan Tower under the Securities Act of 1933 and the Investment Company Act of 1940 (as applicable), and any of all amendments thereto, which New Registration Statements are being filed in connection with the merger of General American Life Insurance Company ("GENAM") into Metropolitan Tower, with Metropolitan Tower being the survivor of said merger, and which New Registration Statements will relate to and replace as successor registration statements the following existing registration statements:

    .  General American Separate Account Two
       File No. 002-39272 Individual Variable Annuity,

    .  General American Separate Account Eleven
       File No. 033-10146 Flexible Premium VUL 95,
       File No. 033-48550 Variable General Select Plus and Russell Select VUL, File No. 033-84104 Flexible Premium VUL100,
       File No. 333-53477 Flexible Premium VUL 98/00,
       File No. 333-53673 Joint and Last Survivor VUL 98,
       File No. 333-64216 Executive Benefit,
       File No. 333-73672 American Vision Series VUL 2002,
       File No. 333-83625 Destiny,

    .  General American Separate Account Twenty-Eight
       File No. 033-54772 Variable Annuity,

    .  General American Separate Account Twenty-Nine
       File No. 033-54774 Variable Annuity,

and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof.

AND FURTHERMORE,

I, Michael Zarcone, do hereby constitute and appoint Heather Harker, Piotr Urbanik and Lawrence Wolff, as my attorney-in-fact and agent, each of whom may act individually and none of whom is required to act jointly with any of the others, to sign and file on my behalf and to execute and file any instrument or document required to be filed as part of or in connection with or in any way related to, the post-effective amendments to existing registration statements to be filed on Form N-4, N-6 or S-6, as the case may be (the "Amendments"), by Metropolitan Tower as "Guarantor," with such Amendments being filed by Metropolitan Life Insurance Company ("MLIC") or a prior affiliate of Metropolitan Tower and MLIC, Brighthouse Life Insurance Company of NY ("BLNY"), under the Securities Act of 1933 and the Investment Company Act of 1940 (as applicable), and any of all amendments thereto, and which Amendments are being filed in connection with the merger of General American Life Insurance Company ("GENAM") into Metropolitan Tower, with Metropolitan Tower being the survivor of said merger, and which Amendments will reflect the succession of Metropolitan Tower to GENAM as the guarantor of certain insurance contracts registered on the following existing registration statements:

    .  BLNY Brighthouse Variable Annuity Account B
       File No. 033-74174 First COVA VA, Custom Select, Russell Select and Class VA,
         Class AA and Class B,

       File No. 333-96777 Class XC,
       File No. 333-96785 Class L and Class L - 4 Year,

    .  MLIC Paragon Separate Account A
       File No. 333-133674 AFIS,
       File No. 333-133699 Group America Plus,

    .  MLIC Paragon Separate Account B
       File No. 333-133671 Deutsche (DWS) C, Multi Manager C, Met Flex GVUL C, Morgan
         Stanley product, Putnam product, MFS product and Multi Manager III
       (Aon),
       File No. 333-133675 Deutsche (DWS) D, Multi Manager D, Met Flex GVUL D and Multi Manager II,

    .  MLIC Paragon Separate Account C
       File No. 333-133673 Fidelity C,
       File No. 333-133678 Fidelity D,

    .  MLIC Paragon Separate Account D
       File No. 333-133672 Individual Variable Life,
       File No. 333-133698 Joint and Last Survivor Variable Life,

and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 18 day of April, 2018.

 /s/ Michael Zarcone
-----------------------------------
  Michael Zarcone

                   METROPOLITAN TOWER LIFE INSURANCE COMPANY

                               POWER OF ATTORNEY

                               William O'Donnell
             Executive Vice President and Chief Accounting Officer

KNOW ALL MEN BY THESE PRESENTS, that I, William O'Donnell, Executive Vice President and Chief Accounting Officer of Metropolitan Tower Life Insurance Company, a Delaware company to be redomesticated to a Nebraska company on the close of business of April 27, 2018 ("Metropolitan Tower"), do hereby constitute and appoint Heather Harker, Piotr Urbanik and Lawrence Wolff, as my attorney-in-fact and agent, each of whom may act individually and none of whom is required to act jointly with any of the others, to sign and file on my behalf and to execute and file any instrument or document required to be filed as part of or in connection with or in any way related to, the registration statements to be filed on Form N-4, N-6 or S-6, as the case may be (the "New Registration Statements"), by Metropolitan Tower under the Securities Act of 1933 and the Investment Company Act of 1940 (as applicable), and any of all amendments thereto, which New Registration Statements are being filed in connection with the merger of General American Life Insurance Company ("GENAM") into Metropolitan Tower, with Metropolitan Tower being the survivor of said merger, and which New Registration Statements will relate to and replace as successor registration statements the following existing registration statements:

    .  General American Separate Account Two
       File No. 002-39272 Individual Variable Annuity,

    .  General American Separate Account Eleven
       File No. 033-10146 Flexible Premium VUL 95,
       File No. 033-48550 Variable General Select Plus and Russell Select VUL, File No. 033-84104 Flexible Premium VUL100,
       File No. 333-53477 Flexible Premium VUL 98/00,
       File No. 333-53673 Joint and Last Survivor VUL 98,
       File No. 333-64216 Executive Benefit,
       File No. 333-73672 American Vision Series VUL 2002,
       File No. 333-83625 Destiny,

    .  General American Separate Account Twenty-Eight
       File No. 033-54772 Variable Annuity,

    .  General American Separate Account Twenty-Nine
       File No. 033-54774 Variable Annuity,

and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof.

AND FURTHERMORE,

I, William O'Donnell, do hereby constitute and appoint Heather Harker, Piotr Urbanik and Lawrence Wolff, as my attorney-in-fact and agent, each of whom may act individually and none of whom is required to act jointly with any of the others, to sign and file on my behalf and to execute and file any instrument or document required to be filed as part of or in connection with or in any way related to, the post-effective amendments to existing registration statements to be filed on Form N-4, N-6 or S-6, as the case may be (the "Amendments"), by Metropolitan Tower as "Guarantor," with such Amendments being filed by Metropolitan Life Insurance Company ("MLIC") or a prior affiliate of Metropolitan Tower and MLIC, Brighthouse Life Insurance Company of NY ("BLNY"), under the Securities Act of 1933 and the Investment Company Act of 1940 (as applicable), and any of all amendments thereto, and which Amendments are being filed in connection with the merger of General American Life Insurance Company ("GENAM") into Metropolitan Tower, with Metropolitan Tower being the survivor of said merger, and which Amendments will reflect the succession of Metropolitan Tower to GENAM as the guarantor of certain insurance contracts registered on the following existing registration statements:

    .  BLNY Brighthouse Variable Annuity Account B
       File No. 033-74174 First COVA VA, Custom Select, Russell Select and Class VA,
         Class AA and Class B,

       File No. 333-96777 Class XC,
       File No. 333-96785 Class L and Class L - 4 Year,

    .  MLIC Paragon Separate Account A
       File No. 333-133674 AFIS,
       File No. 333-133699 Group America Plus,

    .  MLIC Paragon Separate Account B
       File No. 333-133671 Deutsche (DWS) C, Multi Manager C, Met Flex GVUL C, Morgan
         Stanley product, Putnam product, MFS product and Multi Manager III
       (Aon),
       File No. 333-133675 Deutsche (DWS) D, Multi Manager D, Met Flex GVUL D and Multi Manager II,

    .  MLIC Paragon Separate Account C
       File No. 333-133673 Fidelity C,
       File No. 333-133678 Fidelity D,

    .  MLIC Paragon Separate Account D
       File No. 333-133672 Individual Variable Life,
       File No. 333-133698 Joint and Last Survivor Variable Life,

and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 20th day of April, 2018.

 /s/ William O'Donnell
-----------------------------------
  William O'Donnell

                   METROPOLITAN TOWER LIFE INSURANCE COMPANY

                               POWER OF ATTORNEY

                                  Anne Belden
                  Vice President and Chief Financial Officer

KNOW ALL MEN BY THESE PRESENTS, that I, Anne Belden, Vice President and Chief Financial Officer of Metropolitan Tower Life Insurance Company, a Delaware company to be redomesticated to a Nebraska company on the close of business of April 27, 2018 ("Metropolitan Tower"), do hereby constitute and appoint Heather Harker, Piotr Urbanik and Lawrence Wolff, as my attorney-in-fact and agent, each of whom may act individually and none of whom is required to act jointly with any of the others, to sign and file on my behalf and to execute and file any instrument or document required to be filed as part of or in connection with or in any way related to, the registration statements to be filed on Form N-4, N-6 or S-6, as the case may be (the "New Registration Statements"), by Metropolitan Tower under the Securities Act of 1933 and the Investment Company Act of 1940 (as applicable), and any of all amendments thereto, which New Registration Statements are being filed in connection with the merger of General American Life Insurance Company ("GENAM") into Metropolitan Tower, with Metropolitan Tower being the survivor of said merger, and which New Registration Statements will relate to and replace as successor registration statements the following existing registration statements:

    .  General American Separate Account Two
       File No. 002-39272 Individual Variable Annuity,

    .  General American Separate Account Eleven
       File No. 033-10146 Flexible Premium VUL 95,
       File No. 033-48550 Variable General Select Plus and Russell Select VUL, File No. 033-84104 Flexible Premium VUL100,
       File No. 333-53477 Flexible Premium VUL 98/00,
       File No. 333-53673 Joint and Last Survivor VUL 98,
       File No. 333-64216 Executive Benefit,
       File No. 333-73672 American Vision Series VUL 2002,
       File No. 333-83625 Destiny,

    .  General American Separate Account Twenty-Eight
       File No. 033-54772 Variable Annuity,

    .  General American Separate Account Twenty-Nine
       File No. 033-54774 Variable Annuity,

and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof.

AND FURTHERMORE,

I, Anne Belden, do hereby constitute and appoint Heather Harker, Piotr Urbanik and Lawrence Wolff, as my attorney-in-fact and agent, each of whom may act individually and none of whom is required to act jointly with any of the others, to sign and file on my behalf and to execute and file any instrument or document required to be filed as part of or in connection with or in any way related to, the post-effective amendments to existing registration statements to be filed on Form N-4, N-6 or S-6, as the case may be (the "Amendments"), by Metropolitan Tower as "Guarantor," with such Amendments being filed by Metropolitan Life Insurance Company ("MLIC") or a prior affiliate of Metropolitan Tower and MLIC, Brighthouse Life Insurance Company of NY ("BLNY"), under the Securities Act of 1933 and the Investment Company Act of 1940 (as applicable), and any of all amendments thereto, and which Amendments are being filed in connection with the merger of General American Life Insurance Company ("GENAM") into Metropolitan Tower, with Metropolitan Tower being the survivor of said merger, and which Amendments will reflect the succession of Metropolitan Tower to GENAM as the guarantor of certain insurance contracts registered on the following existing registration statements:

    .  BLNY Brighthouse Variable Annuity Account B
       File No. 033-74174 First COVA VA, Custom Select, Russell Select and Class VA,
         Class AA and Class B,

       File No. 333-96777 Class XC,
       File No. 333-96785 Class L and Class L - 4 Year,

    .  MLIC Paragon Separate Account A
       File No. 333-133674 AFIS,
       File No. 333-133699 Group America Plus,

    .  MLIC Paragon Separate Account B
       File No. 333-133671 Deutsche (DWS) C, Multi Manager C, Met Flex GVUL C, Morgan
         Stanley product, Putnam product, MFS product and Multi Manager III
       (Aon),
       File No. 333-133675 Deutsche (DWS) D, Multi Manager D, Met Flex GVUL D and Multi Manager II,

    .  MLIC Paragon Separate Account C
       File No. 333-133673 Fidelity C,
       File No. 333-133678 Fidelity D,

    .  MLIC Paragon Separate Account D
       File No. 333-133672 Individual Variable Life,
       File No. 333-133698 Joint and Last Survivor Variable Life,

and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 18/th/ day of April, 2018.

 /s/ Anne Belden
-----------------------------------
  Anne Belden